Exhibit 10.1

Execution Version

THIRTEENTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

This Thirteenth Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of August 15 , 2024, is by and between MORGAN STANLEY BANK, N.A., a national banking association (together with its successors and assigns, “Buyer”) and CMTG MS FINANCE LLC, a Delaware limited liability company (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 26, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 26, 2018, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 13, 2019, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of November 1, 2019, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 3, 2020, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2020, as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of March 17, 2020, as further amended by that certain Seventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of April 10, 2020, as further amended by that certain Eighth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 29, 2021, as further amended by that certain Ninth Amendment to Master Repurchase and Securities Contract Agreement, dated as of September 9, 2021, as further amended by that certain Tenth Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 25, 2022, as further amended by that certain Eleventh Amendment to Master Repurchase and Securities Contract Agreement, dated as of January 26, 2023, as further amended by that certain Twelfth Amendment to Master Repurchase and Securities Contract Agreement and First Amendment to Guaranty, dated as of March 16, 2023 (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendment of Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows:

(a)
The following definition is hereby added to Section 1 of the Master Repurchase Agreement in correct alphabetical order:

“Specified Percentage” shall have the meaning specified in the Fee Letter.

(b)
The definition of Facility Amount in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Facility Amount” shall mean Seven Hundred and Fifty Million Dollars ($750,000,000.00).

(c)
Section 5(b)(iii) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“third, if a Principal Payment in respect of any Purchased Asset has been made during the related Collection Period, to Buyer an amount equal to the product of (x) the amount of such Principal Payment multiplied by (y) the Specified Percentage of such Purchased Asset, which amount shall be applied by Buyer first, to reduce the Purchase Price of the Purchased Asset in respect of which such Principal Payment was received until the Purchase Price of such Purchased Asset is reduced to zero (0), and then, in Buyer’s sole discretion to reduce the Purchase Price of the remaining the Purchased Assets;”

(d)
Section 9(a) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Extension of Facility Termination Date. At the request of Seller delivered to Buyer no earlier than ninety (90) days and no later than thirty (30) days before: (i) January 26, 2025, Seller has one (1) option to extend the then current Facility Termination Date to January 26, 2026, (ii) January 26, 2026, Seller has one (1) option to extend the then current Facility Termination Date to January 26, 2027, and (iii) January 26, 2027, Seller has one (1) option to request an extension of the then current Facility Termination Date to January 26, 2028. Seller may only exercise the extension referred to in clauses (i) and

(ii) of the preceding sentence if on or before the then current Facility Termination Date, Seller shall have paid the Extension Fee to Buyer and no material monetary Event of Default shall exist on the then current Facility Termination Date. Such request referred to in clause (iii) of the second preceding sentence may be approved or denied in Buyer’s sole discretion, and in any case shall be approved only if (x) no material monetary Event of Default exists on the then current Facility Termination Date, and (y) on or before the then current Facility Termination Date, Seller shall have paid the Extension Fee to Buyer.”

2.
Seller Representations. Seller hereby represents and warrants that:

(a)
no Material Adverse Effect, Margin Deficit, Event of Default or, to Seller’s Knowledge, Default has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment;
(b)
all representations and warranties in the Master Repurchase Agreement are true, correct, complete and accurate in all respects as of the date hereof (except as may be set forth in any Exceptions Report); and

(c)
(i) no amendments have been made to the organizational documents of Seller since January 26, 2017, and (ii) Seller has authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

3.
Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer of the following:
(a)
Amendment. This Amendment, duly executed and delivered by Seller and Pledgor.

(b)
Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

4.
Continuing Effect; Reaffirmation of Pledge Agreement. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. In addition, the Pledge and Security Agreement is hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and Pledgor hereby consents, acknowledges and agrees to the modifications set forth in this Amendment. This Amendment shall be deemed a “Transaction Document” for all purposes under the Master Repurchase Agreement.

5.
Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

6.
Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

7.
Governing Law. The provisions of Article 18 of the Master Repurchase Agreement are incorporated herein by reference.

8.
Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Master Repurchase Agreement.

9.
Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.
References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

11.
No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

MORGAN STANLEY BANK, N.A.,

a national banking association

By: /s/ Evan Hershy

Name: Evan Hershy

Title: Authorized Signatory

[Signatures continue on the following page]

SELLER:

CMTG MS FINANCE LLC,

a Delaware limited liability company

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

ACKNOWLEDGED AND AGREED:

PLEDGOR:

CMTG MS FINANCE HOLDCO LLC,

a Delaware limited liability company

By: /s/ J. Michael McGillis

Name: J. Michael McGillis

Title: Authorized Signatory

[END OF SIGNATURES]